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                                                             EXHIBIT 99.2


                                POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, and each entity for which an authorized signature appears below, hereby constitutes and appoints Timothy C. Maguire and Anne G. Plimpton, and each of them, each with full power to act without the other, his, her or its, as the case may be, true and lawful attorney-in-fact, with full power of substitution, to sign any and all instruments, certificates and documents that may be necessary, desirable or appropriate to be executed on behalf of himself, herself or itself, as the case may be, as an individual or in his, her or its, as the case may be, capacity as a general partner of any partnership or a trustee of any trust, pursuant to section 13 or 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, all in connection with the beneficial ownership of securities held by Biotechnology Investment Group, L.L.C., with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the By-laws of the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary, desirable or appropriate, fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney will remain in effect until revoked by an instrument in writing delivered to the aforesaid attorney(s)-in-fact. The undersigned each acknowledge that Timothy C. Maguire and Anne G. Plimpton are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

    IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 1st day of February. 1994.


                                  BIOTECHNOLOGY INVESTMENT GROUP, L.L.C.
                                  By: SCHRODER VENTURE ADVISERS, INC.
                                  Its: Managing Member


                                        By: /s/ Jeffrey J. Collinson
                                           ----------------------------------
                                           Jeffrey J. Collinson,
                                           President





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                                  EDWARD BLECH TRUST

                                  By: /s/ Mordechai Jofen
                                    -----------------------------------------
                                      Mordechai Jofen,
                                      as Sole Trustee



                                  /s/ Mordechai Jofen
                                  -------------------------------------------
                                  Mordechai Jofen, as Sole Trustee


                                  SCHRODER VENTURE ADVISERS, INC.

                                  By: /s/ Jeffrey J. Collinson
                                    -----------------------------------------
                                      Jeffrey J. Collinson,
                                      President


                                  /s/ Jeffrey J. Collinson
                                  -------------------------------------------
                                  JEFFREY J. COLLINSON


                                  SCHRODERS INCORPORATED

                                  By: /s/ Jeffrey J. Collinson
                                    -----------------------------------------
                                      Jeffrey J. Collinson
                                      Its Attorney-in-Fact


                                  SCHRODER VENTURES LIMITED PARTNERSHIP
                                  By: SCHRODER VENTURES MANAGEMENT L.P.
                                  Its: General Partner
                                  By: SCHRODER VENTURE MANAGERS INC.
                                  Its: General Partner

                                  By: /s/ Jeffrey J. Collinson
                                    -----------------------------------------
                                      Jeffrey J. Collinson,
                                      Its Attorney-in-Fact


                                  SCHRODER VENTURES U.S. TRUST
                                  By: SCHRODER VENTURE MANAGERS LIMITED
                                  Its: Manager

                                  By: /s/ Jeffrey J. Collinson
                                    -----------------------------------------
                                      Jeffrey J. Collinson
                                      Its Attorney-in-Fact